                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 25, 2000


                           LOCAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of Incorporation)


      001-13949                                          65-0424192
(Commission File No.)                      (I.R.S. Employer Identification No.)


              3601 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code: 405-841-2298

ITEM 5. OTHER EVENTS.

        On July 25, 2000, Local Financial Corporation issued a press release announcing its second quarter earnings. The press release issued in connection with this announcement is filed as an exhibit to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibit:

        See Exhibit Index following the signature page of this report, which is incorporated herein by reference.

                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LOCAL FINANCIAL CORPORATION


Date: August 3, 2000                By: /s/ Richard L. Park
                                       ----------------------------------------
                                       Richard L. Park, Chief Financial Officer

                                  EXHIBIT INDEX

                                       TO

                             FORM 8-K CURRENT REPORT

                          DATE OF REPORT: JULY 25, 2000


                                                                        CONSECUTIVE
        EXHIBIT NO.                     DESCRIPTION                      PAGE NO.
        -----------                     -----------                     -----------
         Exhibit 99          2nd Quarter Earnings Press Release               4